           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We consent to the references to our firm under the captions "Fund Service Providers" and "Financial Highlights" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American Beacon Money Market Mileage Fund, the American Beacon U.S. Government Money Market Mileage Fund and the American Beacon Municipal Money Market Mileage Fund (formerly, the American AAdvantage Money Market Mileage Fund, the American AAdvantage U.S. Government Money Market Mileage Fund and the American AAdvantage Municipal Money Market Mileage Fund, respectively) dated February 21, 2006 in the Registration Statement (Form N-1A) of the American Beacon Mileage Funds (formerly, the American AAdvantage Mileage Funds) and their incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 18 to the Registration Statement under the Securities Act of 1933 (File
 No. 33-91058) and in this Amendment No. 19 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-9018).

                                          /s/ Ernst & Young LLP

Chicago, Illinois
February 28, 2006

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We consent to the references to our firm under the captions "Fund Service Providers" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American Beacon Money Market Portfolio, the American Beacon U.S. Government Money Market Portfolio and the American Beacon Municipal Money Market Portfolio (formerly, the AMR Investments Money Market Portfolio, the AMR Investments U.S. Government Money Market Portfolio and the AMR Investments Municipal Money Market Portfolio, respectively) dated February 21, 2006 in the Registration Statement (Form N-1A) of the American Beacon Master Trust (formerly, the AMR Investment Services Trust) and their incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 18 to the Registration Statement under the Securities Act of 1933 (File
 No. 33-91058) and in this Amendment No. 19 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-9018).

                                          /s/ Ernst & Young LLP

Chicago, Illinois
February 28, 2006